                                    Exhibit 10.19

                             PURCHASE AND SALE AGREEMENT



    This Agreement is made as of April 1, 1996, at Concord, California, by and between Norman I. Robins ("Seller") and Anchor Pacific Underwriters, Inc., a Delaware corporation ("Buyer").

                                       RECITALS

    A. Seller represents and warrants that he is the owner of a general property, casualty, and Workers' Compensation insurance book of business at 2700 Ygnacio Valley Blvd., Walnut Creek, California.

    B. Buyer desires to purchase from Seller and Seller desires to sell to Buyer, on the terms and conditions of this Agreement, such book of business.

                                 TERMS AND CONDITIONS

    1. TRANSFER ASSETS. Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, convey, transfer, assign, and deliver to Buyer, and Buyer agrees to purchase from Seller the following described assets (the "Assets"):

         (a) Seller's customer lists, expiration files, customer account records, including current copies of client policies, prior copies of client policies, applications, quotations and claim/loss data that is currently contained in the client's file, which assets are in accordance with the Schedule of Clients shown in Exhibit "A" prepared by Seller and dated March, 1996.

         (b) The goodwill of Seller relative to said assets.

         (c) The historic or dead client files and records, including, but not limited to, customer accounting records, and accounting records regarding insurance companies; or copies thereof, if required.

         (d) All trade secrets and confidential information of Seller.

    2. CONSIDERATION FOR TRANSFER. The consideration for the transfer of the Assets shall be payable as follows:

         (a) Buyer shall pay to Seller within fifteen (15) days after the end of each month for a period of 60 consecutive months, commencing with the first full calendar month ending after the Closing Date (as hereinafter defined), a sum equal to thirty percent (30%) of the net commission revenue from the Schedule of Clients paid to Buyer (the "Contingent Payments"). For purposes of this Paragraph 2, the term "net commission revenue" is defined as gross commissions, including endorsements, stipulated billings, monthly payments, and installments less return commission from endorsements, stipulated billings, monthly payments, installments, cancellation transactions and commission returns due to rebates or premium rollbacks related in any manner to Proposition 103. "Net commission revenues" do not include contingency commissions, service fees charged due to late payment of premium and interest earned by Buyer on commission.

         In the event all or any part of Anchor Pacific Underwriters, Inc. or any of its subsidiaries should be sold, merged or reorganized, Buyer shall have the right to pre-pay the Contingent Payments without penalty, based upon the mutual agreement of the parties.

    3. SELLER'S LIABILITY. It is expressly understood and agreed that Buyer shall not be liable for any of the obligations or liabilities of Seller of any kind and nature, and Seller hereby indemnifies Buyer and shall hold Buyer harmless against any loss, cost, liability, claim or expense suffered or incurred, directly or indirectly, as a result of the assertion against Buyer of any obligation or liability of Seller.

    4. ALLOCATION OF PURCHASE PRICE. The consideration for the transfer of the Assets shall be allocated entirely to Seller's covenant not to compete. Both parties agree to report this transaction for state and federal tax purposes in accordance with this allocation of the purchase price.

    5. EXCISE TAXES. Seller shall pay all sales and use taxes arising out of the transfer of the Assets. Buyer shall not be responsible for any business, occupation, withholding or similar tax, or any taxes of any kind related to any period before the Closing Date.

    6. REPRESENTATION AND WARRANTIES OF SELLER. In addition to the representation and warranties contained in other paragraphs of this Agreement, Seller hereby makes the following representations and warranties (which representations and warranties shall survive the Closing regardless of what investigations Buyer shall have made with respect thereto prior to the Closing), each of which individual representation and warranty (i) is material and being relied upon by Buyer, and (ii) is true in all respects as of the date hereof and shall be true in all respects on the Closing Date:

         6.1 Seller is the sole owner of (and Buyer will acquire hereunder) the entire right, title and interest in and to the Assets.

         6.2 The Assets are free and clear of all liens, encumbrances, claims, rights, demands and restrictions of any kind or character.

         6.3 Seller is not involved or aware of any pending or threatened litigation which does or will affect the Assets.

         6.4 There are no actions or proceedings pending or threatened against Seller before any court or administrative agency in any way connected with the Assets.

         6.5 All laws, ordinances, rules and regulations of any government or any agency, body or subdivision thereof bearing on the Assets have been complied with by Seller.

         6.6 Seller has received no notice or knowledge that any governmental authority or any employee or agent thereof considers the operation, use or ownership of Seller's insurance business to have violated any ordinance, rule, law, regulation or order of any government or any agency, body or subdivision thereof or that any investigation has been commenced or is contemplated respecting such possible violation.

         6.7 Neither this Agreement, nor anything provided to be done hereunder, including but not limited to the transfer, assignment and sale of the Assets violates or shall violate any contract, agreement or instrument to which Seller is a party.

    7. CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE. The obligations of Buyer to purchase the Assets under this Agreement are subject to the satisfaction, at or before the Closing of all the conditions set out below in this Paragraph 7. Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any of its other rights or remedies, at law or in equity, if Seller shall be in default of any of its representation, warranties, or covenants under this Agreement.

         7.1 The due performance of Seller of each and every undertaking and agreement to be performed by it hereunder, and the truth of each representation and warranty made in this Agreement by Seller at the time as of which the same is made and as of the Closing Date.

         7.2 No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened on or before the Closing Date.

         7.3 R.C. Fischer Insurance shall have given its approval to the transfer of the book of business from Seller to Buyer.

    8. PAYABLES AND RECEIVABLES.

         8.1 Seller shall own and be responsible for all insurance carrier and client payables and receivables on policy and binder transactions that occur prior to the Closing Date on policies and binders with an effective date prior to the Closing Date and shall save, defend and hold Buyer harmless with respect thereto. Buyer shall be responsible for and own all insurance carrier and client payables and receivables on policy and binder transactions that occur on and after the Closing Date on policies and binders with an effective date prior to the Closing Date and on all policy and binder transactions on policies with an effective date as of the Closing Date and thereafter and shall save, defend and hold Seller harmless with respect thereto. All moneys received by or credited to Seller prior to and after the Closing Date that is the property of Buyer shall be paid to Buyer at the earlier of the Closing or the tenth (10th) of the month following that month that it is received by Seller.

         8.2 Money paid to Buyer or Seller shall be accompanied by adequate documentation to permit the parties to identify specific receivables and payments by client policy.

         8.3 Annual anniversaries on policies written for a period in excess of one (1) year shall be deemed to have been annually renewed and treated as such.

         8.4 All endorsement transactions, stipulated billings, monthly payments, carrier installments, policy cancellations and interim and final audits that occur or are effective on and after the Closing Date on policies with an effective date prior to the Closing Date are the property and the responsibility of Buyer.

    9. SELLER'S OBLIGATIONS BEFORE CLOSING.

         9.1 Seller will carry on its business and activities diligently and in substantially the same manner as they previously have been carried out and shall not make or institute any unusual or novel methods of purchase, sale, lease, management, accounting or operation that vary materially from those methods used by Seller as of the date of this Agreement.

    10. CLOSING. The transfer of the Assets by Seller to Buyer (the "Closing") shall take place at Buyer's office located at Concord, California on April 1, 1996 (the "Closing Date").

    11. SELLER'S OBLIGATIONS AT CLOSING. At the Closing, Seller shall deliver or cause to be delivered to Buyer a bill of sale of the Assets.

         Simultaneously with the consummation of the transfer, Seller will put

Buyer into full possession and enjoyment of the Assets to be conveyed and transferred by this Agreement.

         Seller, at any time before or after the Closing Date, will execute, acknowledge, and deliver any further assignments, conveyances, and other assurances, documents, and instruments of transfer, reasonably requested by Buyer and will take any other action consistent with the terms of this Agreement that may reasonably be requested by the Buyer for the purpose of assigning, transferring, granting, conveying, and confirming to Buyer, or reducing to possession, any or all property and assets to be conveyed and transferred by this Agreement. If requested by Buyer, Seller further agrees to prosecute or otherwise enforce in its own name for the benefit of Buyer any claims, rights, or benefits that are transferred to Buyer by this Agreement and that require prosecution or enforcement in Seller's name. Any prosecution or enforcement of claims, rights, or benefits under this paragraph shall be solely at Buyer's expense, unless the prosecution or enforcement is made necessary by a breach of this Agreement by Seller.

    12. BUYER'S OBLIGATIONS AFTER CLOSING.

         12.1 Seller may transfer his property and casualty insurance license to Buyer's agency. Buyer shall pay the costs related to such transfer.

         12.2 Buyer shall at Buyer's cost provide Seller with Errors & Omissions insurance protection under Buyer's policy.

    13. SELLER'S OBLIGATIONS AFTER CLOSING.

         13.1 Seller shall be available to work with Buyer in the servicing of the book of business transferred under this Agreement on an "as needed" basis, provided that such activity is held to a minimum amount of time and does not interfere with Seller's other professional or career commitments.

         13.2 Seller shall remain responsible for the collection of all outstanding account receivables as of the Closing Date for all amounts due on policies with transaction dates as of the Closing Date, or earlier.

         13.3 Seller's Competition. Seller agrees that he will not at any time within the five-year period, immediately following the Closing Date, directly or indirectly engage in, or have any interest in any person, firm, corporation, or business (whether as an employee, officer, director, agent, security holder, creditor, consultant, or otherwise) that engages in any activity in any of the counties of Alameda, Contra Costa, or San Francisco, California, which activity is the same as, similar to, or competitive with any property and casualty business now engaged in by Seller in any of these counties so long as Buyer (or any successor) shall engage in this activity in such county.

         The parties intend that the covenant contained in the preceding portion of this paragraph shall be construed as a series of separate covenants, one for each county specified. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding paragraph. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this paragraph, then this unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

         Seller further agrees not to divulge, communicate, use to the detriment of Buyer or for the benefit of any other person or persons, or misuse in any way any confidential information or trade secrets of Seller, including personnel information, customer lists, or other technical data. Seller acknowledges and agrees that any information or data she has acquired on any of these matters or items was received in confidence.

         13.4 Should Seller, following expiration of Seller's covenant not to compete contained in paragraph 13.3 above, desire to directly re-enter the property and casualty insurance business, Seller shall give Buyer the first opportunity to negotiate an employment agreement with Seller.

    14. INDEMNIFICATION BY SELLER. Seller agrees to indemnify and hold Buyer harmless from and against any claim, loss, damage or expense, including any reasonable attorneys' fees (including attorneys' fees on appeal), asserted against or suffered by Buyer resulting from:

         (a) Any breach by Seller of this Agreement;

         (b) Any liability or obligation of Seller which Buyer is not required to assume hereunder;

         (c) The inaccuracy or breach of any of the representations, warranties, or covenants made by Seller herein;

         (d) Any other act or omission to act of Seller, its agents, employees or contractors, the consequences of which Buyer has not expressly assumed hereunder.

    15. COST.

         15.1 FINDER'S OR BROKER'S FEES. Each party represents that it has dealt with no broker or finder in connection with any transaction contemplated by this agreement, except Buyer's dealings with Jack T. Hunn, Insurance Marketing Associates; and, as far as it knows, no broker or other person is entitled to any commission or finder's fee in connection with any of these transctions, except the fee to be paid to Jack T. Hunn, Insurance Marketing Associates by Buyer. Seller and Buyer each agree to indemnify and hold harmless one another against any loss, liability, damage, cost, claim, or expense incurred by reason of any brokerage, commission, or finder's fee alleged to be payable because of any act, omission, or statement of the indemnifying party.

         15.2 EXPENSES. Each of the parties shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

    16. MISCELLANEOUS PROVISIONS

         16.1 The subject headings of the paragraphs and subparagraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

         16.2 This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         16.3 This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16.4 This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective heirs, legal representatives, successors, and assigns. Buyer shall have the right to assign this Agreement and all of Buyer's rights under it to a corporation or partnership in which Buyer has an interest.

         16.5 If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other cost incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         16.6 All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, or other writing provided for in it, shall survive the Closing.

         16.7 All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

         To Seller at:  Norman I. Robins
                        2700 Ygnacio Valley Blvd.
                        Walnut Creek, CA 94589-3462

         To Buyer at:   J. R. Dunathan
                        Anchor Pacific Underwriters, Inc.
                        1800 Sutter Street, Suite 400
                        Concord, California 94520

Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

         16.8 This Agreement shall be construed in accordance with, and governed by, the laws of the State of California.

         Executed the day and year first above written:

                                       SELLER:

                                       /s/ Norman I. Robins
                                       -------------------------------
                                       Norman I. Robins


                                       BUYER:

                                       Anchor Pacific Underwriters, Inc.,

                                       By: /s/ James R. Dunathan
                                           ---------------------------
                                              James R. Dunathan
                                              President

                                      Exhibit A

B 0 0 K - 0 F - B U S I N E S S   R E P 0 R T                    PAGE          1



                                              Eff.     Exp.                                            --------ANNUALIZED-------
Cust # Customer                         Type  Date     Date    Status P/C Prl Pr2 Pr3 BCo ICo Premium  Premium Com-% Agency Comm
- ------ -------------------------------- ---- ------- --------- ------ --- --- --- --- --- --- -------  ------- ----- ------------
* AADAC-1 A-Ada Construction & Window Co
AADAC-l A-Ada Construction & W          CA-S 08/22/95 08/22/96   REN   C NIR           CNA CNA 1207.00  1207.00 15.00%   181.05
AADAC-l A-Ada Construction & W          PCKG 08/22/95 08/22/96   REN   C NIR           CNA CNA 6099.00  6099.00 15.00%   914.85
                                       Total AADAC-l (2)                                       7306.00  7306.00         1095.90
                                       Average                                                 3653.00  3653.00 15.00    547.95

* ADVAN-1 Advanced Materials Engineering
ADVAN-1 Advanced Materials Eng          GL-S 09/25/95 09/25/96   REW   C NIR           AES AEQ 8649.00  8649.00 15.00%  1297.35
ADVAN-1 Advanced Materials Eng          PROP 09/25/95 09/25/96   REN   C NIR           ASI ASI 3651.00  3651.00 20.00%   730.20
ADVAN-1 Advanced Materials Eng          WC-S 02/22/96 02/22/97   REW   C NIR           REP REP 7985.00  7985.00 10.00%   798.50
                                       Total ADVAN-1 (3)                                      20285.00 20285.00         2826.05
                                       Average                                                 6761.67  6761.67 13.93    942.02

* ADVAN-2 Advanced Radiologic Imaging
ADVAN-2 Advanced Radiologic Im          PROP 12/24/95 12/24/96   REN   C NIR           DHI GIC 1629.00  1629.00 24.00%   390.96
                                       Total ADVAN-2 (1)                                       1629.00  1629.00          390.96

* ALEXS-1 Alex's Automotive Repair Ctr.
ALEXS-1 Alex's Automotive Repa          FS-N 10/02/95 10/02/98   REN   C NIR           AMW AMW  108.00    36.00 20.OO%     7.20
                                       Total ALEXS-1 (1)                                        108.00    36.00            7.20

* ARCHS-1 Arch Street Studio
ARCHS-1 Arch Street Studio              PCKG 11/04/95 11/04/96   REN   C NIR           ASI ASI 1373.00  1373.00 20.00%   274.60
                                       Total ARCHS-1 (1)                                       1373.00  1373.00          274.60

* BANGK-1 Bang-Knudsen California, Inc.
BANGK-l Bang-Knudsen Californi          SCAP 04/01/96 04/01/97   NEW   C NIR           HAR HAR  500.00   500.00 15.00%    75.00
                                       Total BANGK-1 (1)                                        500.00   500.00           75.00

* BAYAR-3 Bay Area Records & Tapes
 BAYAR-3 Bay Area Records & Tap          WC-S O5/30/95 O5/30/96   REN   C NIR          REP REP 2695.00  2695.00 10.00%   269.50
                                       Total BAYAR-3 (1)                                       2695.00  2695.00          269.50

* BERKE-1 Berkeley Blue Print Co.
BERKE-1 Berkeley Blue Print Co          FS-N 07/01/93 07/01/96  REN   C NIR            AMW AMW  138.00    46.00 20.00%     9.20
BERKE-1 Berkeley Blue Print Co         PCKG 08/01/95 08/01/96   REN   C NIR            ATL ATL12307.00 12307.00 17.50%  2153.73
                                       Total BERKE-1 (2)                                      12445.00 12353.00         2162.93
                                       Average                                                 6222.50  6176.50 17.51   1081.47

* BERKE-2 Berkeley Design Shop
BERKE-2 Berkeley Design Shop           PCKG 04/01/96 04/01/97   REW    C NIR           ASI ASI 9045.00  9045.00 15.00%  1356.75
BERKE-2 Berkeley Design Shop           WC-S 10/01/95 10/01/96   REN    C NIR           SUP SUP 4655.00  4655.00 10.00%   465.50
                                       Total BERKE-2 (2)                                      13700.00 13700.00         1822.25
                                       Average                                                 6850.00  6850.00 13.30    911.13

B 0 0 K - 0 F - B U S I N E S S   R E P 0 R T                    PAGE          2
- -------------------------------   -----------


                                             Eff.     Exp.                                              -------ANNUALIZED-------
Cust # Customer                         Type Date    Date       Status P/C Prl Pr2 Pr3 BCo ICo Premium Premium Com-% Agency Comm
- ------- ------------------------------- ---- ------- ---------- ------ --- --- --- --- --- --- ------- ------- ----- -----------
* BODYT-1 Body Time
BODYT-1 Body Time                       FS-N 08/09/94 08/09/97   REN   C NIR           AMW AMW  169.00   56.33  25.00%    14.08
                                                                  Total BODYT-1 (1)             169.00   56.33            14.08

* BREWE-1 Brewer Landscaping
BREWE-1 Brewer Landscaping              GL-S 10/26/95 10/26/96   REN   C NIR           ASI ASI  933.00  933.00  20.00%   186.60
BREWE-1 Brewer Landscaping              BOND 11/16/94 11/16/97   NEW   C NIR           OLD OLD  176.00   58.67  25.00%    14.67
                                                                  Total BREWE-1 (2)            1109.00  991.67           201.27
                                                                  Average                       554.50  495.83  20.30    100.64

* CAGAR-1 California Gardens
CAGAR-1 California Gardens              GL-S 05/26/95 05/26/96   REN   C NIR          ASI ASI  1458.00 1458.00  20.00%   291.60
CAGAR-1 California Gardens              CA-S 01/17/96 01/17/97   REN   C NIR          NBK NBK  1493.00 1493.00  12.5O%   186.63
                                                                  Total CAGAR-1 (2)            2951.00 2951.00           478.23
                                                                  Average                      1475.50 1475.50  16.21    239.12

* COITF-1 Coit Financial Group Et Al
COITF-l Coit Financial Group E          SCAP 07/11/95 07/11/96   REN   C NIR           CNA CNA  853.00  853.00  20.00%   170.60
                                                                  Total COITF-1 (1)             853.00  853.00           170.60

* CONTE-1 Contemporary Pensions, Inc.
CONTE-1 Contemporary Pensions,          BOND 12/11/95 12/11/98   REN   C NIR           AMW AMW   93.00   31.00  20.00%     6.20
                                                                  Total CONTE-1 (1)              93.00   31.00             6.20

* CONWA-1 Conway Engineering, Inc.
CONWA-1 Conway Engineering, In          PCKG 01/08/96 01/08/97   REN   C NIR          ATL ATL  3037.00 3037.00  17.50%   531.48
CONWA-1 Conway Engineering, In          WC-S 05/16/95 05/16/96   REN   C NIR          REP REP  1790.00 1790.00  1O.00%   179.00
                                                                  Total CONWA-1 (2)            4827.00 4827.00           710.48
                                                                  Average                      2413.50 2413.50  14.72    355.24

* DOSSTE1 Terry Doss
 DOSSTE1 Terry Doss                      PPKG 01/26/96 01/26/97   REN   P NIR         CNA CNA  3945.00 3945.00  12.00%   473.40
                                                                  Total DOSSTE1 (1)            3945.00 3945.00           473.40

* EBTEL-1 Ebtel Federal Credit Union
EBTEL-1 Ebtel Federal Credit U          GHEL 03/28/95 03/28/96   REN   C NIR          HAR HAR   350.00  350.00  15.00%    52.5O
                                                                  Total EBTEL-1 (1)             350.00  350.00            52.50

* FAHLR01 Robert Fahle
FAHLR01 Robert Fahle                    PUMB 09/16/9S 09/16/96   REN   P NIR           MGI GSN  328.00  328.00  12.50%    41.00
FAHLR01 Robert Fahle                    HOME 09/20/95 09/20/96   REN   P NIR           CIG CIG 1041.00 1041.00  20.00%   208.20
                                                                  Total FAHLROI (2)            1369.00 1369.00           249.20
                                                                  Average                       684.50  684.50  18.20    124.60

* FAMOU-1 Famous Foam, Inc.
FAMOU-1 Famous Foam, Inc.               PCKG 09/15/95 09/15/96   REN   C NIR           ASI ASI 1670.00 1670.00  15.00%   250.50



B 0 0 K - 0 F - B U S I N E S S   R E P 0 R T                    PAGE          3
 ...............................   ...........


                                             Eff.     Exp.                                             -------ANNUALIZED--------
Cust # Customer                         Type Date    Date       Status P/C Prl Pr2 Pr3 Bco ICo Premium Premium Com-% Agency Comm
- ------ -------------------------------- ---- ------- ---------- ------ --- --- --- --- --- --- ------- ------- ----- -----------
                                                                  Total FAMOU-1 (1)            1670.00 1670.00            250.50

* GEMME-1 Gemmer Asset Management
GEMME-1 Gemmer Asset Managemen          SCAP 02/07/96 02/07/97   REN   C NIR           CNA CNA  500.00  500.00 20.00%     100.00
                                                                  Total GEMME-1 (1)             500.00  500.00            100.00

* HARRI-3 Larry L. Harrison
HARRI-3 Larry L. Harrison               SCAP 06/29/95 06/29/96   NEW   C NIR           CNA CNA  500.00  500.00 20.00%     100.00
                                                                  Total HARRI-3 (1)             500.00  500.00            100.00

* KAHNR01 Roy M. Kahn
KAHNR01 Roy M. Kahn                     HOME 06/04/95 06/04/96   REN   P NIR           FIR FIR 3212.00 3212.00 20.00%     642.40
                                                                  Total KAHNR01 (1)            3212.00 32l2.00            642.40

* MARIN-1 Marin Urgent Care
MARIN-1 Marin Urgent Care               WC-S 07/01/95 07/01/96   REN   C NIR           CCI CCI 1470.00 1470.00 10.00%     147.00
                                                                  Total MARIN-1 (1)            1470.00 1470.00            147.00

* MATSO-2 David F. Matson
MATSO-2 David F. Matson                 SCAP 08/11/95 08/11/96   REN   C NIR           HAR HAR  500.00  500.00 15.00%     75.00
                                                                  Total MATSO-2 (1)             500.00  500.00            75.00

* MERGE-1 Merge Technologies Group, Inc.
MERGE-1 Merge Technologies Gro          WC-S ll/2l/95 ll/2l/96   REN   C NIR           REP REP 1790.00 1790.00 10.00%    179.00
MERGE-1 Merge Technologies Gro          PCKG 04/15/95 04/15/96   NEW   C NIR           HAR HAR 4411.00 4411.00 18.00     793.98
                                                                  Total MERGE-1 (2)            6201.00 6201.00           972.98
                                                                  Average                      3100.50 3100.50 15.69     486.49

* MESOHE1 Hernan Mesones
MESOHEl Hernan Mesones                  AUTO 01/31/96 01/31/97   REN   P NIR           CNA CNA 1189.00 1189.00 13.00%    154.57
MESOHEl Hernan Mesones                  CFPP 01/31/96 01/31/97   RRW   P NIR           CFP CFP 1528.00 1528.00 10.00%    152.80
 MESOHE1_Hernan Mesones                  HOME 01/31/96 01/31/97   RRW   P NIR          DHI FDC  813.00  813.00 15.00%    121.95
                                                                  Total MESOHEl (3)            3530.00 3530.00           429.32
                                                                  Average                      1176.67 1176.67 12.16     143.11

* MWMAS-1 MWM Associates
MWMAS-l MWM Associates                  PCKG 03/05/96 03/05/97   REN   C NIR           DHI GEN 1840.00 1840.00 24.00%    441.60
                                                                  Total MWMAS-1 (1)            1840.00 1840.00           441.60

* PROFE-1 Professional Forms & Systems
PROFE-1 Professional Forms & S          PCKG 06/01/95 06/01/96   REN   C NIR           ASI ASI  810.00  810.00 20.00%    162.00
                                                                  Total PROFE-1 (1)             810.00  810.00           162.00

*SHORLE1 Lenci H. Short
SHORLE1 Lenci H. Short                  FIRE 08/30/95 08/30/96 REN     P NIR           MCI SUT 1065.00  1065.00 10.00%   106.5O



B 0 0 K - 0 F - B U S I N E S S   R E P 0 R T                       PAGE       4
 ...............................   ...........



                                               Eff.      Exp.                                            ------ANNUALIZED--------
Cust # Customer                          Type  Date      Date    Status P/C Prl Pr2 Pr3 BCo ICo Premium  Premium Com-% Agency Comm
- ------- -------------------------------- ---- -------- --------- ------ --- --- --- --- --- --- -------  ------- ----- -----------
SHORLE1 Lenci H. Short                   HOME 06/13/95 06/13/96   REW   P NIR           DHI FDC  365.00   365.00 20.00%     73.00
SHORLE1 Lenci H. Short                   CFPP 06/13/95 06/13/96   REW   P NIR           CFP CFP  356.00   356.00 15.00%     53.40
                                                                   Total SHORLE1 (3)            1786.00  1786.00           232.90
                                                                   Average                       595.33   595.33 13.04      77.63

* SH0RMAl Madge Short
SHORMAl Madge Short                      HOME 04/25/95 04/25/96   REN   P NIR           ATL ATL 1372.00  1372.00 20.00%    274.40
                                                                   Total SHORMA1 (1)            1372.00  1372.00           274.40

* SIMPS-1 Simpson Manufacturing Co. Inc.
SIMPS-1 Simpson Manufacturing            GHEL 11/04/95 11/04/96   REN   C NIR           HAR HAR 3645.50  3645.50 15.00%    546.83
                                                                   Total SIMPS-1 (1)            3645.50  3645.50           546.83

* TAYLO-1 Patrick E. Taylor, MD
TAYLO-1 Patrick E. Taylor, MD            WC-S 10/01/95 10/01/96   REN   C NIR           FIR FIR 1519.00  1519.00 10.00%    151.90
                                                                   Total TAYLO-1 (1)            1519.00  1519.00           151.90

* THINF-1 Thin Film Analysis, Inc.
THINF-1 Thin Film Analysis, In           PROP 05/24/95 05/24/96   NEW   C NIR           ASI ASI  562.00   562.00 20.00%    112.40
                                                                   Total THINF-1 (1)             562.00   562.00           112.40

* WARNE-1 Warner Mortgage, Inc.
WARNE-1 Warner Mortgage, Inc.            WC-S 08/15/95 08/15/96   NEW   C NIR           HAR HAR 1000.00  1000.00 13.00%    130.00
WARNE-1 Warner Mortgage, Inc.            PCKG 08/15/95 08/15/96   NEW   C NIR           HAR HAR  847.00   847.00 18.00%    152.46
                                                                    Total WARNE-1 (2)           1847.00  1847.00           282.46
                                                                    Average                      923.50   923.50 15.29     141.23

* WEINST1 Stuart Weinstein
WEINST1 Stuart Weinstein                 HOME 11/09/95 11/09/96   NEW   P NIR           JEN CGN 1050.00  1050.00 10.00%    105.00
                                                                    Total WEINST1 (1)           lO50.00  1050.00           105.00

* WILKRO1 Robert D. Wilkinson II
WILKROl Robert D. Wilkinson II           AUTO 12/12/95 06/12/96   REN   P NIR           FIR FIR  597.00  1194.00 15.00%    179.10
                                                                    Total WILKRO1 (1)            597.00  1194.00           179.10

* WRIGH-1 Norman Wright Co of N. CA
WRIGH-1 Norman Wright Co of N.           PCKG 03/13/96 03/13/97   REN   C NIR           ASI ASI 4028.00  4028.00 15.00%    604.20
WRIGH-1 Norman Wright Co of N.           WC-S 01/01/96 01/01/97   REN   C NIR           REP REP 1805.00  1805.00 10.00%    180.50
                                                                    Total WRIGH-1 (2)           5833.00  5833.00           784.70
                                                                    Average                     2916.50  2916.50 13.45     392.35

                                                                    Total business            114151.50114292.50         17270.84
                                                                    Average                     2153.80  2156.46 15.11     325.86

                                                                   Total risks 53          Total policies 53
                                                                   Total customers 37
                                                                   Average policies per customer   1.43



                                     BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS.

    NORMAN I. ROBINS, an individual ("Seller") for good and valuable consideration, receipt of which is hereby acknowledged, and pursuant to a certain Purchase and Sale Agreement dated April 1, 1996, hereby sells, assigns, transfers, conveys, and delivers to ANCHOR PACIFIC UNDERWRITERS, INC., ("Buyer"), and its successors and assigns, all right, title, and interest in and to all of the following described assets:

    a. Seller's customer lists, expiration files, customer account records, including current copies of client policies, or copies of client policies, applications, quotations and client files, which assets are in accordance with the Schedule of Clients described in Exhibit A attached hereto and incorporated herein by this reference.

    b. The goodwill of Seller relative to said assets.

    C. All trade secrets and confidential information of Seller.

    TO HAVE AND TO HOLD the same unto the Buyer and its successors and assigns, forever.

    The Seller, for itself and its successors and assigns, hereby covenants with the Buyer, its successors and assigns, that the Seller is the owner absolutely of said property; that the same are free and clear of and from all encumbrances; that it has good right to sell and to assign the same unto the Buyer as aforesaid and will warrant and defend the same unto t e Buyer against the lawful claims and demands of all persons.

    The Seller hereby covenants and agrees to execute and deliver or cause to be executed and delivered, and to do or to make, or to cause to be done or made, upon receipt of the Buyer, any and all agreements, instruments, papers, acts, or things, supplemental, confirmatory, or otherwise, as may reasonably be required by the Buyer for the purpose of or in connection with perfecting and completing the sale hereunder of the assets of the Seller which are hereby sold and transferred.

    IN WITNESS WHEREOF, the Seller has executed this Bill of Sale on 4/1/96,
1996.


                              /s/ Norman I. Robins
                              -----------------------------
                              NORMAN I. ROBINS